UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2007

Item 1.                           Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

48781

FPA Perennial Fund, Inc.

June 30, 2007

LETTER TO SHAREHOLDERS

The stock market continued its dynamic advance, which began 4 1/2 years ago in 2003, with first-half gains of 6.5% for the Russell 2000 and 7% for the S&P 500, both of which represent strong double-digit rates on an annualized basis. Since the start of 2003, the Russell 2000 has advanced at a rate of 20% per year, the S&P 500 at a 15% rate.

Perennial has done gratifyingly well so far in 2007, with much of that gain coming in the second quarter. First-half returns were 11.0% for Perennial, more than two points ahead of the benchmark Russell 2500, and 3-4 points above other indexes. Over longer time periods, Perennial has been very competitive with the Russell 2500 and achieved about double the 10-year annual return of the S&P 500, the index which best represents the market as a whole.

	PERIODS ENDED JUNE 30, 2007
	First Half	Three Years*	Five Years*	Ten Years*
Perennial	11.0%	12.2%	14.0%	13.9%
Russell 2500	8.7%	15.0%	15.3%	11.0%
S&P 500	7.0%	11.7%	10.7%	7.1%
Nasdaq	7.8%	8.3%	12.2%	6.1%

*  Annualized Returns

Perennial's strong first-half performance was driven by its position in oil services (Noble, Helix and Tidewater, up over 30%), companies supporting pharmaceutical research (Invitrogen and Charles River Labs, up 25%), and CDW, a direct marketer of technology products, mostly to small businesses (+20%).

In the most recent Perennial shareholder letter we discussed the impact of private-equity funds on stock performance. At year-end 2006, we argued that private equity's preference for low- and medium-quality businesses had contributed to the poor relative performance in 2006 of Perennial's high-quality, efficiently managed portfolio companies. We also made the point that we would not change our investment philosophy and we would continue to emphasize the same high-quality businesses for the Perennial portfolio as in the past. In recent months we have become more upbeat and felt that this baleful influence on the market would eventually dissipate, though the timing remained unclear. We continue to think this is the case, and in fact believe that "eventually" is "now."

There are a number of reasons we take this view. First, although private equity funding continues at high rates, there is no evidence of a significant increase versus last year, which we believe is a prerequisite to continued relative underperformance. Second, we have not seen an increase in deal pricing.

Third, credit spreads have noticeably increased. This means that the interest rate which the private-equity buyer must pay on the debt portion of his highly leveraged purchase is higher. In addition, the appetite of bond buyers for deal paper has clearly diminished. Recently, several financings have been withdrawn or postponed, including Chrysler, Allison Transmission, Service Master, Expedia, and Dollar General, as buyers have demanded higher rates and more rigorous bond covenants. These trends are likely to make deals harder to do and, potentially, to lower prices.

Finally, private-equity investors have been seeking larger-size target companies. If this continues, as we expect it will, it may have some modest impact on large-cap valuations, but more importantly will most likely reduce the impact of private equity on the small- and mid-cap universe that is more relevant to the Perennial portfolio.

The price increase in CDW, which we noted above, was in part the result of an acquisition agreement with Madison Dearborn Partners, a Chicago private-equity firm. Madison Dearborn will pay $87.75 in cash for each CDW share. We viewed this announcement with mixed feelings. Although an eight-point premium over CDW's recent price was clearly positive, we also believed that we would be far better off, and would achieve much more attractive returns on our investment, as a long-term owner of a publicly traded CDW.

We had first purchased CDW in early 2005 and gradually added to our position at prices mostly in the mid- to low-50s. By the end of 2006, CDW was a 5.1% portfolio position, our second largest. The opportunity to increase our position at attractive prices was driven in part by several challenges in the business, which CDW needed some time to master. These included capacity expansion (a new warehouse and a big increase in office space), a large acquisition, and a major sales force reorganization.

The sales force reorganization assigned most of CDW's corporate sales reps to defined geographic regions, and involved the transfer of many thousands of accounts. It was instituted in March 2006, and perhaps unsurprisingly followed by several quarters of disappointingly flat sales. However, starting this past March, the tide decisively turned and CDW's corporate sector began posting dramatically better results — sales growth of 10-12% each month.

CDW purchased Berbee in October 2006, its largest acquisition ever. Berbee is a reseller of advanced technology products, including network infrastructure, communication systems, storage, and security. It gave CDW access to new product areas and the opportunity to do significant cross selling with its established customers. In addition, with offices in only six Midwestern states, Berbee had considerable expansion potential, either de novo or by acquisition of resellers with similar strategies and products. Early Berbee results have been extraordinarily good, with sales growth averaging +60% for the first and second quarters.

This combination of improved sales to the corporate sector and impressive performance at Berbee produced very strong earnings performance in the first quarter with operating margins up 30 basis points and EPS increasing by 28%, results well above market expectations. Not surprisingly, CDW's stock reacted very favorably to these dramatic improvements in sales, and earnings, rising from $58 a share in early March to $80 in early May, up 38%.

We were, therefore, surprised and shocked to learn in late May that CDW's Board of Directors had agreed to the sale of the company to Madison Dearborn at the price of $87.75, a nominal 10% premium over its recent high. As we discussed above, CDW was in the relatively early stages of emerging from a period of significant investment in its business — the new distribution center in Las Vegas, expanded office space in Chicago, the $180-million Berbee acquisition, and a painful, but ultimately successful sales force re-organization. There is little doubt in our mind that the buyer will be capturing most of the future benefits of these actions, leaving shareholders poorly compensated for their patience in owning the stock for the past two years.

We will be voting against the merger at the scheduled August 9 shareholders meeting.

Respectfully submitted,

Eric S. Ende
President & Portfolio Manager
July 27, 2007

  The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Dow Jones Industrial Average (DJIA) covers 30 major companies. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

	Average Annual Total Return Periods Ended June 30, 2007
	1 Year	5 Years	10 Years
FPA Perennial Fund, Inc. (NAV)	14.64%	13.97%	13.89%
FPA Perennial Fund, Inc. (Net of Sales Charge)	8.62%	12.75%	13.27%
Lipper Mid-Cap Core Fund Average	19.92%	13.41%	10.36%
Russell 2500 Index	18.74%	15.30%	11.00%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2007 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since some investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 5.25% of the offering price.

PORTFOLIO SUMMARY

June 30, 2007

Common Stocks		97.6%
Business Services & Supplies	29.7%
Producer Durable Goods	14.2%
Technology	13.3%
Energy	10.6%
Retailing	9.6%
Health Care	7.7%
Transportation	6.3%
Financial	5.2%
Consumer Durable Goods	1.0%
Short-Term Corporate Notes		2.9%
Other Assets and Liabilities, net		(0.5)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended June 30, 2007

Shares
NET PURCHASES
Common Stocks
Brown & Brown, Inc.	95,000
Copart, Inc.	34,700
Franklin Electric Co., Inc.	108,800
NET SALES
Common Stocks
Amsurg Corporation	28,000
CDW Corporation	30,900
CarMax, Inc.	100,900
Charles River Laboratories International, Inc.	39,700
Clarcor, Inc.	28,000
Cognex Corporation	61,800
HNI Corporation	30,300
Health Management Associates, Inc. (1)	295,000
Heartland Express, Inc.	85,600
IDEX Corporation	23,800
Invitrogen Corporation	22,700
Knight Transportation, Inc.	44,900
Lincare Holdings, Inc.	42,400
Noble Corporation	22,500
O'Reilly Automotive, Inc.	52,200
Oshkosh Truck Corporation (1)	170,000
Plantronics, Inc.	64,200
Polaris Industries, Inc.	174,200
Tidewater, Inc.	146,800
Zebra Technologies Corporation (Class A)	40,500

(1) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

June 30, 2007

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 29.7%
Brady Corporation	466,400	$17,322,096
CDW Corporation*	374,200	31,795,774
Charles River Laboratories International, Inc.*	480,300	24,793,086
Clarcor, Inc.	337,000	12,613,910
Copart, Inc.*	244,700	7,485,373
Invitrogen Corporation*	272,300	20,082,125
Landauer, Inc.	10,000	492,500
Manpower Inc.	133,900	12,350,936
ScanSource Inc.*	644,800	20,627,152
		$147,562,952
PRODUCER DURABLE GOODS — 14.2%
Franklin Electric Co., Inc.	200,000	$9,436,000
Graco Inc.	300,000	12,084,000
HNI Corporation	361,900	14,837,900
IDEX Corporation	397,450	15,317,723
Zebra Technologies Corporation (Class A)*	484,500	18,769,530
		$70,445,153
TECHNOLOGY — 13.3%
Cognex Corporation	753,200	$16,954,532
Maxim Integrated Products, Inc.	202,400	6,762,184
Microchip Technology, Inc.	365,000	13,519,600
Plantronics, Inc.	781,800	20,498,796
SanDisk Corporation*	170,500	8,344,270
		$66,079,382
ENERGY — 10.6%
Helix Energy Solutions Group, Inc.*	618,500	$24,684,335
Noble Corporation	267,500	26,086,600
Tidewater Inc.	23,200	1,644,416
		$52,415,351
RETAILING — 9.6%
CarMax, Inc.*	979,100	$24,967,050
O'Reilly Automotive, Inc.*	627,800	22,946,090
		$47,913,140
HEALTH CARE — 7.7%
Amsurg Corporation*	337,000	$8,135,180
Bio-Rad Laboratories, Inc. (Class A)*	128,800	9,733,416
Lincare Holdings Inc.*	507,600	20,227,860
		$38,096,456

PORTFOLIO OF INVESTMENTS

June 30, 2007

COMMON STOCKS — Continued	Shares or Principal Amount	Value
TRANSPORTATION — 6.3%
Heartland Express, Inc.	1,039,400	$16,942,220
Knight Transportation, Inc.	740,100	14,343,138
		$31,285,358
FINANCIAL — 5.2%
Brown & Brown, Inc.	550,000	$13,827,000
First American Corporation	240,200	11,889,900
		$25,716,900
CONSUMER DURABLES — 1.0%
Polaris Industries, Inc.	95,800	$5,188,528
TOTAL COMMON STOCKS — 97.6% (Cost $341,996,826)		$484,703,220
SHORT-TERM INVESTMENT — 2.9% (Cost $14,173,905)
Rabobank USA Financial Corporation — 5.32% 07/02/07	$14,176,000	$14,173,905
TOTAL INVESTMENTS — 100.5% (Cost $356,170,731)		498,877,125
Other Assets Less Liabilities — (0.5)%		(2,332,593)
TOTAL NET ASSETS — 100%		$496,544,532

*Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007

ASSETS
Investments at value:
Investment securities — at market value (identified cost $341,996,826)	$484,703,220
Short-term investments — at amortized cost (maturities 60 days or less)	14,173,905	$498,877,125
Cash		163
Receivable for:
Capital stock sold	$284,094
Dividends	57,594	341,688
		$499,218,976
LIABILITIES
Payable for:
Capital stock repurchased	$2,290,646
Advisory fees and financial services	315,558
Accrued expenses	68,240	2,674,444
NET ASSETS		$496,544,532
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 12,912,271 outstanding shares		$129,123
Additional paid-in capital		339,850,135
Undistributed net realized gain on investments		11,604,145
Undistributed net investment income		2,254,735
Unrealized appreciation of investments		142,706,394
NET ASSETS		$496,544,532
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$38.46
Maximum offering price per share (100/94.75 of per share net asset value)		$40.59

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2007

INVESTMENT INCOME
Dividends		$3,629,374
Interest		872,961
		$4,502,335
EXPENSES — Note 3
Advisory fees	$1,703,024
Transfer agent fees and expenses	285,108
Financial services	258,157
Registration fees	54,492
Reports to shareholders	35,710
Audit fees	38,300
Custodian fees and expenses	25,472
Director's fees and expenses	12,500
Legal fees	7,379
Insurance	4,379
Other expenses	19,148	2,443,669
Net investment income		$2,058,666
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities	$68,145,473
Cost of investment securities sold	56,721,545
Net realized gain on investments		$11,423,928
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$103,114,439
Unrealized appreciation at end of period	142,706,394
Increase in unrealized appreciation of investments		39,591,955
Net realized and unrealized gain on investments		$51,015,883
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$53,074,549

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2007		For the Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,058,666		$4,300,700
Net realized gain on investments	11,423,928		12,442,318
Change in unrealized appreciation of investments	39,591,955		1,602,296
Increase in net assets resulting from operations		$53,074,549		$18,345,314
Distributions to shareholders from:
Net investment income	—		$(4,136,313)
Net realized capital gains	—	—	(14,272,338)	(18,408,651)
Capital stock transactions:
Proceeds from capital stock sold	$25,026,298		$189,772,388
Proceeds from shares issued for dividends and distributions reinvested	—		15,519,731
Cost of capital stock repurchased*	(135,860,997)	(110,834,699)	(141,333,791)	63,958,328
Total increase (decrease) in net assets		$(57,760,150)		$63,894,991
NET ASSETS
Beginning of period, including undistributed net investment income of $196,069 and $31,682 at December 31, 2006 and 2005, respectively		554,304,682		490,409,691
End of period, including undistributed net investment income of $2,254,734 and $196,069 at June 30, 2007 and December 31, 2006, respectively		$496,544,532		$554,304,682
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of capital stock sold		703,264		5,375,128
Shares issued for dividend and distributions reinvested		—		448,065
Shares of capital stock repurchased		(3,793,080)		(4,081,095)
Total change in capital stock outstanding		(3,089,816)		1,742,098

*  Net of redemption fees of $9,037 and $47,100 for the periods ended June 30, 2007 and December 31, 2006, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30,		Year Ended December 31,
	2007		2006	2005	2004	2003	2002
Per share operating performance:
Net asset value at beginning of period	$34.64		$34.39	$31.14	$27.05	$20.41	$23.15
Income from investment operations:
Net investment income (loss)	$0.16		$0.26	$0.10	$(0.02)	$(0.06)	$(0.04)
Net realized and unrealized gain (loss) on investment securities	3.66		1.13	3.89	4.41	7.77	(2.39)
Total from investment operations	$3.82		$1.39	$3.99	$4.39	$7.71	$(2.43)
Less distributions:
Dividends from net investment income	—		$(0.25)	$(0.10)	—	—	—
Distributions from net realized capital gains	—		(0.89)	(0.64)	$(0.30)	$(1.07)	$(0.31)
Total distributions	—		$(1.14)	$(0.74)	$(0.30)	$(1.07)	$(0.31)
Redemption fees	—	*	— *	— *	— *	— *	—
Net asset value at end of period	$38.46		$34.64	$34.39	$31.14	$27.05	$20.41
Total investment return**	11.03%		4.06%	12.81%	16.25%	37.89%	(10.59)%
Ratios/supplemental data:
Net assets at end of period (in thousands)	$496,545		$554,305	$490,410	$266,097	$168,880	$91,779
Ratio of expenses to average net assets	0.96	%†	0.91%	0.90%	0.97%	1.05%	1.15%
Ratio of net investment income (loss) to average net assets	0.89	%†	0.75%	0.37%	(0.07)%	(0.36)%	(0.25)%
Portfolio turnover rate	6	%†	16%	10%	16%	23%	6%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 2007 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2007

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price. Securities listed or traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the last bid price. Securities that are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less at the time of purchase are valued at cost plus interest earned which approximates market value.

B.  Securities Transactions and Related
Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $13,401,314 for the six months ended June 30, 2007. Realized gains or losses are based on the specific-certificate identification method.

All of the amounts reported in the financial statements at June 30, 2007 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2007 for federal income tax and financial reporting purposes was $144,772,596 and $2,066,202, respectively, with net unrealized appreciation equal to $142,706,394.

The Financial Accounting Standards Board ("FASB") has recently issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (the "Interpretation"), which applies to all registered investment companies, clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management of the Fund completed their analysis of the Interpretation and estimates the adoption will have no significant impact on the financial statements.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Investment Adviser"). Under the terms of this Agreement, the Fund pays the Investment Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Investment Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The advisory agreement obligates the

NOTES TO FINANCIAL STATEMENTS

Continued

Investment Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Fund or of the Investment Adviser cast in person at a meeting called for the purpose of voting on such approval.

For the six months ended June 30, 2007, the Fund paid aggregate fees of $12,500 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fee

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended June 30, 2007, the Fund collected $9,037 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended June 30, 2007, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $12,608 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2007

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2006	$1,000.00	$1,000.00
Ending Account Value June 30, 2007	$1,110.30	$1,020.18
Expenses Paid During Period*	$5.02	$4.82

*  Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2007 (181/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (71)*	Director† Years Served: 9	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

A. Robert Pisano – (64)*	Director† Years Served: 2	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of Screen Actors Guild.	5	State Net, Resources Global Professionals, and The Motion Picture and Television Fund

Lawrence J. Sheehan – (74)*	Director & Chairman† Years Served: 16	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm of O'Melveny & Myers LLP, legal counsel to the Fund.	6

Eric S. Ende – (62)	Director† President & Portfolio Manager Years Served: 7	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist – (53)	Executive Vice President & Portfolio Manager Years Served: 11	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood – (47)	Treasurer Years Served: 10	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (52)	Secretary Years Served: 24	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas – (50)	Chief Compliance Officer Years Served: 12	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler – (40)	Assistant Treasurer Years Served: 1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.

*  Audit Committee Member.

Additional information about the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, MA 02266-8115

30 Dan Road
Canton, MA 02021-2809
(800) 638-3060
(617) 483-5000

TICKER: FPPFX
CUSIP: 302548102

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(800) 982-4372
(310) 473-0225

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2007, is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	August 28, 2007

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:	August 28, 2007